UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 Or 15(d) Of The

Securities Exchange Act Of 1934

December 11, 2003

Date of Report

(Date of Earliest Reported Event)

HI-TECH PHARMACAL CO., INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-20424

Delaware	11-2638720
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

369 Bayview Avenue	Amityville, NY 11701
(Address of principal executive offices)	(Zip Code)

(631) 789-8228

Registrant’s telephone number, including area code:

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant issued a press release, dated December 11, 2003, announcing its financial results for the second quarter of its fiscal 2004 year ended October 31, 2003. The text of the press release is attached hereto as Exhibit 99.1.

EXHIBIT INDEX

Number	Description

99.1	Press Release issued by Hi-Tech Pharmacal Co., Inc. on December 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 11, 2003	HI-TECH PHARMACAL CO., INC.

		Name:	/s/ David S. Seltzer
		Title:	President and Chief Executive Officer